UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 26, 2021
Gates Industrial Corporation plc
(Exact Name of Registrant as Specified in its Charter)

England and Wales	001-38366	98-1395184

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
1144 Fifteenth Street, Denver, Colorado 80202
(Address of Principal Executive Offices) (Zip Code)
(303) 744-1911
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.01 par value per share	GTES	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 26, 2021, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Gates Industrial Corporation plc (the “Company”), in consultation with the Compensation Committee’s independent compensation consultant, approved special one-time discretionary cash awards (the “2020 Special Awards”) to be paid to current, eligible employees, including the Company’s named executive officers, as recognition for contributions, impact and leadership provided to the Company in managing the business through the Covid-19 pandemic during fiscal year 2020. The Company reacted quickly to the pandemic by first prioritizing the health and safety of our employees and the communities in which we operate around the world and then by developing tactical operational and commercial plans to manage the impact of the pandemic and place the Company in a competitive position as market recovery begins to take hold.
The 2020 Special Awards approved for the Company’s named executive officers are as follows: Mr. Ivo Jurek (Chief Executive Officer): $1,545,000; Mr. L. Brooks Mallard (Chief Financial Officer): $468,852; Mr. Roger Gaston (Chief Human Resources Officer): $399,000; Mr. Grant Gawronski (Chief Commercial Officer): $634,196; and Mr. Walter Lifsey (Chief Operating Officer): $669,231. Due primarily to the pandemic, the Company did not achieve the pre-established performance measures under the Company’s annual short-term incentive plan known as the Gates Global Bonus Policy and accordingly, the Compensation Committee did not fund this plan for fiscal year 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATES INDUSTRIAL CORPORATION PLC (Registrant)
By:	/s/ L. Brooks Mallard
	Name:	L. Brooks Mallard
	Title:	Chief Financial Officer
Date: March 4, 2021